EXHIBIT 10.40


                            AMENDMENT NUMBER FIVE TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), is entered into as of October 30, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and CHILDREN'S BROADCASTING CORPORATION, a Minnesota corporation ("Borrower"), with its chief executive office located at 724 First Street, Fourth Floor, Minneapolis, Minnesota 55401.

         WHEREAS, Borrower and Foothill are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement dated as of September 24, 1997, by that certain Amendment Number Two to Amended and Restated Loan and Security Agreement dated as of March 13, 1998, by that certain Amendment Number Three to Amended and Restated Loan and Security Agreement dated as of May 21, 1998, and by that certain Amendment Number Four to Amended and Restated Loan and Security Agreement dated as of October 1, 1998 (as so amended, the "Loan Agreement");

         WHEREAS, Borrower has requested that Foothill (a) revise the scheduled repayment of the Term Loans, (b) release to Borrower Warrants currently held by Foothill for the purchase of up to 50,000 shares of the common stock of Borrower at a strike price of $4.40 per share, and (c) provide for the acknowledgment of the payment to Foothill of the amendment fee due to Foothill in connection with this Amendment;

         WHEREAS, Borrower and Foothill desire to amend the Loan Agreement as provided in this Amendment, it being understood that no repayment of the obligations under the Loan Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

         NOW THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

         1. Section 1.1 of the Loan Agreement hereby is amended by (a) deleting the following defined terms in their entireties: "Amendment Date," "Loan Documents," and "Term Loan Commitment", and (b) inserting following defined terms in alphabetical order:

         "Amendment Date" means the date on which all conditions precedent to the Fifth Amendment are satisfied.

         "Loan Documents" means this Agreement as amended by the Fifth Amendment, and as otherwise amended, supplemented, modified, or revised from time to time prior to the Amendment Date, the Disbursement Letter, the Concentration Account Agreement, the Mortgages, the Collateral Assignments of Key Leases, the Collateral Assignments of Tower Leases, the Guaranty, the Guarantor Security Agreement, the Guarantor Stock Pledge Agreement, the Control Agreements, the Stock Pledge Agreement, the Trademark Security Agreement, (if and when executed and delivered pursuant hereto) the Copyright Security Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

         2. Section 1.1 of the Loan Agreement hereby is amended by inserting following additional defined terms in alphabetical order.

            "Fifth Amendment" means Amendment Number Five to Loan and Security Agreement, dated as of October 30, 1998, entered into between Borrower and Foothill.

         3. Section 2.2(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  (b) The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan shall constitute Obligations. Unless sooner terminated as provided herein, Borrower shall repay the Term Loan in quarterly installments and such installments shall be due and payable on the following dates in the following amounts:

                           Date                      Installment
                           -------------------------------------
                           9/30/98                       -0-
                           10/31/98                      -0-
                           12/31/98                      -0-
                           3/31/99                   $2,000,000
                           6/30/99                   $2,000,000
                           9/30/99                   $2,000,000
                           12/31/99                  $2,000,000
                           3/31/00                   $1,000,000
                           6/30/00                   $1,000,000
                           9/30/00                   $1,000,000

         4. Release of Warrants. Upon the effectiveness of this Amendment in accordance with the provisions of Section 5 of this Amendment, Foothill shall release and deliver to Borrower Warrants currently held by Foothill for the purchase of up to 50,000 shares of the common stock of Borrower at a strike price of $4.40 per share.

         5. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the completion, to the satisfaction of Foothill and its counsel, of each of the following conditions on or before the Amendment Date:

         (a) Foothill shall have received executed consents and reaffirmations from each Guarantor, in form and substance satisfactory to Foothill;

         (b) Foothill shall have received an amendment fee of $200,000 which shall be earned in full and non-refundable as of the date hereof. Foothill hereby acknowledges the receipt of such amendment fee in connection with Foothill's receipt of $14,700,000, representing a portion of the proceeds of the sale of the assets of certain of the subsidiaries of Borrower to CRN Operations, LLC, a Delaware limited liability company ("CRN") on October 30, 1998 (the "CRN Asset Sale").

         (c) Foothill shall have received the original, executed promissory note delivered to Borrower by CRN as a portion of the consideration delivered to Borrower on October 30, 1998 in connection with the CRN Asset Sale (the "CRN Note"), together with a fully executed Collateral Assignment of Rights with respect to the CRN Note in favor of Foothill, in form and substance satisfactory to Foothill.

         6. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

         7. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

         8. Effect on Loan Documents. The Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Foothill under the Loan Agreement or any other Loan Document, as in effect prior to the date hereof. This amendment shall deemed a part of and hereby is incorporated into the Loan Agreement.

         9. Miscellaneous.

                  (a) Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                  (c) This Amendment shall be governed by and construed in accordance with the laws or the State of California.

                  (d) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By /s/ Thomas Sigurdson
                                               -----------------------
                                            Title Vice President
                                                  -----------------------


                                            CHILDREN'S BROADCASTING
                                            CORPORATION,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

CONSENT, RATIFICATION, AND REAFFIRMATION BY GUARANTORS


         Each of the undersigned Guarantors hereby consent to the execution, delivery, and performance of the foregoing Amendment Number Five to Amended and Restated Loan and Security Agreement and agrees, ratifies, and reaffirms that its obligations as a guarantor with respect to the Loan Documents, as heretofore amended, and as amended by the foregoing amendment, remain in full force and effect and are not impaired, diminished, or discharged in any respect.

Dated as of the date first set forth above:

                                            CHILDREN'S RADIO OF
                                            LOS ANGELES, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF NEW YORK, INC.,
                                            a New Jersey corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF
                                            MINNEAPOLIS, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF
                                            GOLDEN VALLEY, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF
                                            MILWAUKEE, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF DENVER, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF
                                            KANSAS CITY, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF DALLAS, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF HOUSTON, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF
                                            PHILADELPHIA, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF DETROIT, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF CHICAGO, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            CHILDREN'S RADIO OF PHOENIX, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            WWTC-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KYCR-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            WZER-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KKYD-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KCNW-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KAHZ-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KTEK-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            WPWA-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            WJDM-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KPLS-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            WAUR-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------

                                            KIDR-AM, INC.,
                                            a Minnesota corporation

                                            By /s/ James G. Gilbertson
                                               -----------------------
                                            Title Chief Operating Officer
                                                  -----------------------